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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21260

CM Advisors Family of Funds

(Exact name of registrant as specified in charter)

805 Las Cimas Parkway, Suite 430 Austin, Texas	78746
(Address of principal executive offices)	(Zip code)

Tina H. Bloom, Esq.

Ultimus Fund Solutions, LCC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	(512) 329-0050

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

CM Advisors Family of Funds
Annual Report 2015

CM Advisors Fund
CM Advisors Small Cap Value Fund
CM Advisors Fixed Income Fund
February 28, 2015

This report and the financial statements contained herein are submitted for the general information of the shareholders of the CM Advisors Family of Funds (the “Funds”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

CM Advisors Family of Funds
Letter to Shareholders	April 28, 2015

Dear Shareholders,

During the fiscal year ended February 28, 2015, the CM Advisors Family of Funds (the “Funds”) underperformed their benchmarks. While the CM Advisors Fund and the CM Advisors Small Cap Fund began the year in strong fashion, they went from positive year-to-date performance to negative year-to-date performance beginning in mid-September, as the Energy and Materials sectors began their steep declines. These sectors continued to decline through the end of our fiscal year.

Chart 1 shows that over its history, the price of oil has been subject to very dramatic declines followed by very sharp recoveries. For example, our research shows that since 1985, during the nine most volatile price swings, the median price decline of West Texas Intermediate Crude (“WTI”) was 52.3%. The largest peak-to-trough price decline was 77.8%. The recoveries were equally quick and dramatic. During this same time frame, the median one-year price increase from the bottom was 83.8%.

Chart 1

Source: FactSet, Century Management

Most recently, from its closing peak price of $106.90 on June 16, 2014, through its closing low price of $43.39 on March 18, 2015 (9 months), the price of WTI dropped 59.4%. If WTI’s recovery in the current cycle were to match the median recovery rate after past oil price declines, history suggests WTI could be $79 in the next 12 to 18 months. While this historic assumption is a simplistic comparison, it does highlight the fact that the energy industry has weathered many downturns. In our view, the key difference separating cycles is the magnitude of the supply-and-demand imbalance.

Below are our thoughts on low oil prices and the supply and demand of oil:

•	We believe the overall oil production for 2015 is still likely to show year-over-year growth from 2014, but as the declining trend in net new production as shown on Chart 2 continues, we expect to see increasing month-over-month declines for 2015.

Chart 2
U.S. Drilling Report – New Production vs. Legacy Production Decline

Sources: U.S. EIA Drilling Productivity Report (April, 2015), Century Management

•	If the recent trend by shale oil producers to fund capital spending with internally generated cash flows continues, and if oil stays near its current prices, it is quite possible to see year-over-year shale oil production declines in 2016, as internally generated cash flows are likely to slow. This should result in getting supply and demand back in balance.

•	In our opinion, the main effect lower oil prices have on oil production is that they temporarily delay new exploration drilling, since companies must adjust their overall capital budgets and tussle with service providers for cost reductions and savings.

•	The increasing level of excess oil inventory that has been pushing storage capacity to near maximum levels should begin to decline in the coming months, as refineries ramp up their operations ahead of the summer driving season.

•	Demand is likely to improve as cheaper energy prices spur spending.

•	As time moves on, we believe there will be additional support for higher oil prices as many countries like Saudi Arabia, Iran, Iraq, Russia, etc. need oil prices to be north of $100 per barrel, some as high as $120 per barrel, in order to balance their budgets and provide for their social programs (see Chart 3). We do not expect OPEC to cut back production; on the contrary, we expect OPEC to produce as much as it can to maximize cash flow. However, if the price of oil stays low for an extended period of time, we believe we could begin to see regime changes, revolutions, or other political interventions as the citizens of these countries will be suffering. All of this will likely result in supply disruptions as various amounts of oil supply come offline for a period of time.

Chart 3

The fact that some of the energy stocks held in both equity funds are currently trading at valuation metrics below previous recession levels and are now pricing in what we believe to be a “full-scale industry bust” does not, in our view, invalidate our investment thesis and the long-term prospects for these companies. Rather, we believe it highlights the market’s penchant towards short-term “trading” over long-term “investing”. We remain confident that, over the next few years, the Fund’s investment in the Energy sector will be in the best interest of shareholders.

After completing an in-depth study of the price of gold, we developed a methodology that values gold from five different viewpoints. Chart 4 highlights the summary of our work. We believe gold, which has recently been trading between $1,184 and $1,300 per ounce, is in a fair value zone. (NOTE: our research shows that the average marginal cost to produce an ounce of gold is approximately $1,250). We believe the downside risk to the price of gold is approximately $700 per ounce, and the extreme upside is between $1,800 and $2,300 per ounce. From 2014 to present, it has been our opinion that gold, the physical commodity, has been in a fair value zone and has not been an attractive buy.

Chart 4
Century Management Value Zones for Gold (Per Ounce)

Expensive Zone	Time To Sell	$1,800-$2,200
Fair Value Zone	Reasonable Price	$1,100-$1,300
Buy Point Zone	Attractive Investment	$800-$1,000
Worst Case Zone	Very Attractive Investment	$700 and below
Source: Century Management. The dollar amounts above represent gold prices per ounce, in U.S. dollars, based on the London PM Fixing closing price. On February 27, 2015, it closed at $1,214 per ounce.

However, we were able to invest in many gold mining companies, which are a sub-industry in the Materials sector, that were trading at what we believed to be discounted prices relative to our appraisals of their intrinsic values. More specifically, we believed many of these gold mining companies were trading as if gold itself were priced between $800 and $900 per ounce. According to Bloomberg, LP, this is approximately 28% to 36% lower than $1,266, the average price of gold during 2014, putting many mining companies well within our buy zone.

Even if the price of gold were to drop from its current levels, we do not believe these mining companies need to decline much further given that their prices are already deeply discounted. For example, Chart 5 highlights that while the price of gold fell roughly 36% from its September 2011 peak of $1,895 per ounce to $1,199 on December 31, 2014, shares of gold mining companies fell even more. The middle line on Chart 5 is the Market Vectors Gold Miners ETF, which is a basket of large- and mid- size mining companies. This ETF declined 71% from its September 2011 peak to its December 31, 2014 closing price. The Market Vectors Junior Gold Miners ETF, the small miners, declined 84% from its December 2010 peak to its December 31, 2014 closing price.

While some of our individual gold mining companies in our equity funds are currently showing a profit, others continued to get cheaper during the fiscal year and are showing a loss. As a basket, on a weighted basis, these gold mining companies generated a negative return during the fiscal year. However, since October 31, 2014, our basket of gold mining companies has improved and is now back to adding to performance.

Chart 5

CM Advisors Fund (symbol: CMAFX)

For the fiscal year ended February 28, 2015, the one-year return for CM Advisors Fund (the “Fund”) was -12.46% versus 12.70% for its benchmark, the Russell 3000® Value Index (referred to hereafter as the “Index” or “benchmark”). The three-year average annualized return for the Fund was 3.86% versus 17.65% for the Index. The five-year average annualized return for the Fund was 6.23% versus 15.39% for the Index.

It is important to restate that the Fund is an all-cap fund, which means it invests in companies across the market-capitalization spectrum. (For purposes of this Fund, we consider various cap sizes as follows: large cap = $10 billion market cap and up; mid cap = $2.5 billion market cap to $10 billion market cap; and small cap = $2.5 billion market cap and less.) Over time, the Fund’s weighting within each cap size will vary based on the valuation levels of stocks among the various market capitalizations. Additionally, the Fund’s total equity exposure will vary based on equity valuation levels in general. The chart below illustrates how the weightings can change.

Table 1

	Weights		Market-Cap Analysis
Date	% Cash	% Equities	% Large Cap	% Mid Cap	% Small Cap
02/28/2014	6.9	93.1	31.6	18.5	49.9
02/28/2015	9.0	91.0	33.0	29.6	37.4

Note: The Fund’s fiscal year covers the period 3/01/2014 through 2/28/2015. Source: Factset Portfolio Analytics. The market-cap analysis percentages exclude the cash weighting of the Fund. Percentages have been rounded.

Table 1 shows the change in the Fund’s allocation between cash and equities, as well as market-cap weightings within the equity holdings. For example, during the Fund’s 2015 fiscal year, the exposure to cash equivalent holdings slightly increased from 8.2% to 9.1%. Within the Fund’s equity holdings, the weighting of large-cap stocks remained relatively constant. However, the holdings of mid-cap companies increased nearly 60% and the small-cap companies decreased roughly 25%. The median market capitalization of the portfolio was $4.9 billion versus the benchmark capitalization of $45.8 billion, which is ten times larger. All of the changes in asset allocation were made in an attempt to identify the most attractive equity opportunities with a reasonable margin of safety.

During the fiscal year, the Fund continued to own compelling companies with strong balance sheets. On average, the companies with debt either have a high rating by the bond agencies, or the amount of their earnings before interest, taxes, depreciation, and amortization relative to their debt is considerable. According to Factset, at the end of the fiscal year, the Fund’s companies, on a weighted basis, had a total long-term debt-to-capital ratio of 28.7% versus 37.2% for the Index. Thus, while the Fund has maintained its exposure to mid-cap and small-cap companies during the fiscal year, it has not sacrificed balance-sheet integrity to do so.

While the Fund underperformed its benchmark during this fiscal year, we believe the stock-selection process is tracking in the right direction. The performance attribution chart highlights the contributors and detractors to the Fund’s performance and the Index’s performance.

Table 2: Performance Attribution

3/1/14 through 2/28/15	CM Advisors Fund			Russell 3000® Value Index
Economic Sector	Average Weight	Total Return	Contribution to Return	Average Weight	Total Return	Contribution to Return
Information Technology	10.87	12.54	1.43	9.31	23.46	2.04
Financials	17.55	9.84	1.18	29.87	13.64	3.98
Health Care	0.77	21.50	0.20	12.91	22.28	2.69
Telecommunication Services	0.73	34.94	0.10	2.16	14.38	0.33
Consumer Staples	1.09	-20.89	0.10	6.41	17.23	1.10
Utilities	0.14	15.66	0.02	6.23	15.08	0.98
Cash Equivalents	8.36	0.01	0.00	—	—	—
Consumer Discretionary	2.34	-5.14	-0.12	6.75	16.76	1.07
Industrials	21.59	-18.26	-3.44	10.44	8.63	0.95
Materials	17.65	-17.15	-3.82	3.25	6.57	0.20
Energy	15.35	-35.04	-6.55	12.64	-8.38	-0.63
Source: Factset. Numbers have been rounded.

As shown on Table 2, the Fund looked very different from the Index during this past fiscal year. The most significant differences are discussed below.

Industrials: The Fund has maintained a large exposure to industrial companies. At 21.2% of the total, they comprise the largest allocation in the Fund. However, there are many individual industries and sub-sectors of the larger Industrial complex that add considerable diversity to our holdings. It remains important for shareholders to understand that there are a wide range of businesses and end markets that comprise this sector. In this regard, we believe it is the most diverse segment in the economy. The table below highlights our exposures to the individual industries that constitute the Industrials sector.

Table 3: Industry Holdings Within the Industrials Sector

As of February 28, 2015	(%)
Construction & Engineering	11.51
Electrical Components & Equipment	2.74
Electronic Equipment and Instruments	2.15
Electronic Manufacturing Service	1.99
Trading Companies and Distributors	1.86
Marine	0.96
Homebuilding	0.89
Industrial Machinery	0.80
Commercial Printing	0.55
Real Estate Operating Companies	0.43
Broadcasting	0.42
Cable and Satellite	0.29
Source: Factset. Numbers have been rounded.

Financials: The Fund’s second largest weighting is to the Financials sector at 19.8% versus 30.3% for the Index. Throughout the year, the Fund added a diversified group of insurance companies run by managers who have excelled over the years in forging disciplined systems for both pricing their insurance products and, as importantly, investing their surplus funds. The low interest rate environment and expensive equity markets has forced them to be cautious with their bond and stock investments. We believe this prudence disappointed investors and created opportunities to buy these companies at historically low levels, especially when appraised on price-to-book valuations. Although these newly purchased companies did not perform as well as the financial companies in the Index, history suggests that these insurance companies do much better than the Index averages over time. We believe that our patience has been rewarded by waiting for the proper moment to make this larger allocation into the Financials sector, as many of the Fund’s holdings in this sector are showing a profit as of the end of the fiscal year.

Energy: The Fund’s third largest weighting is to the Energy sector at 17.1% versus 10.5% for the Index. The Fund’s allocation is, of course, measured at current market prices. Its allocation at cost was actually higher. However, over this past year, as the Fund was in the process of building up its exposure to this sector, many of the companies we purchased continued to decline in price. The Fund’s largest exposure within this sector is to the offshore drilling and oil services companies, as we believe these to be selling at some of the deepest discounts to our appraisals of their intrinsic values. Looking through the sentiment surrounding the collapsing price of oil, we remain steadfast in our belief that these drilling and oil services companies have an important part to play in replenishing the quickly diminishing reserves of the oil and gas producers throughout the world.

Although there is a temporary glut in oil inventories, we believe that demand will continue to increase and the current excess will wither away. According to our research, replacement of existing reserves is driving nearly two thirds of the demand for new oil. Today’s environment hardly resembles the past when, at times, OPEC could call upon as much as 25% of the industry’s producing capacity to meet or overwhelm market demand. Today, that production capacity is probably closer to only 1% to 2% once the existing surplus is depleted, which is likely to occur over the next twelve months or so. As with the mining companies, we believe the energy-related companies have discounted a price of oil that projects an unrealistically low level which cannot meet demand over an intermediate or long period of time. Importantly, while a large and diversified economy like the United State can sustain the havoc caused by the Energy sector, if the price of oil were to remain at $50 per barrel permanently, it would most likely financially devastate many oil producing nations around the world.

The companies we own in the Fund do not need a return to $100 oil to make good profits and to see their stock prices rebound. We believe oil priced between $60 and $70 should provide enough of a catalyst to allow for material price appreciation in the Fund’s energy-related companies.

Materials: The Fund’s fourth largest weighting represents a considerable change from the prior year. It ended the fiscal year with 13.0% of its companies in the Materials sector, which vastly outweighs the Index holdings of 3.3%. Most of the Fund’s companies were concentrated in the gold and silver mining industry. The prices of these companies have declined two and three times more than the prices of the commodities they mine. Our research shows that the prices of the mining companies in the Fund reflect prices of gold and silver that are considerably lower than the February 27, 2015, spot prices of $1,214 and $16.56, respectively. On a price-to-book valuation basis, these mining companies are trading at low levels only seen a few times over the past thirty years. The Fund owns companies in this sector that are not only diversified by market capitalization from large-to-small-caps, but also by the geographic location of the ore bodies being mined. We believe this sector represents some of the best values held by the Fund.

Cash Equivalents: Although the Fund’s cash position is lower than it has historically averaged, it should be noted that the cash was allocated because we believe good investment opportunities presented themselves throughout the year. It is the Fund’s investment strategy and process to buy companies only when the valuations are compelling. So, while the Fund has underperformed the Index over the last several years, and even over the last decade, the equities (i.e. stocks only) inside the Fund have handily outperformed the Index. Since the inception of the Fund through February 28, 2015, the Fund’s equities have increased at an annualized rate of 12.05%. In contrast, the Index increased 9.75%. If history holds, we believe that our higher allocation to equities will hopefully enhance the Fund’s total return over time.

Final thoughts: While the Fund has experienced material declines on an absolute basis as well as relative to the Index during this past year, primarily due to the nature of the cyclical industries that make up a large part of the Fund’s holdings, we firmly believe that buying businesses at significant discounts to their intrinsic values generally produces solid returns over time. Given the Fund’s value characteristics at this time, we remain optimistic about the future.

CM Advisors Small Cap Value Fund (symbol: CMOVX)

For the fiscal year ended February 28, 2015, the one-year return for CM Advisors Small Cap Value Fund (the “Fund”) was –13.95% versus 3.96% for its benchmark, the Russell 2000 Value® Index (the “Index”). Since inception, April 15, 2011, through February 28, 2015, the Fund delivered an average annualized return of 5.17% versus 10.93% for the Index.

Table 1: Performance Attribution

3/1/14 through 2/28/15	CM Advisors Small Cap Value Fund			Russell 2000® Value Index
Economic Sector	Average Weight	Total Return	Contribution to Return	Average Weight	Total Return	Contribution to Return
Utilities	—	—	—	6.49	16.74	1.13
Information Technology	6.21	10.87	1.18	10.16	6.61	0.56
Consumer Staples	1.58	11.70	1.10	2.64	7.53	0.20
Health Care	1.32	27.22	0.33	5.09	20.36	1.04
Consumer Discretionary	3.48	6.25	0.26	10.94	8.54	0.92
Cash	12.03	0.01	0.00	—	—	—
Financials	9.83	-4.60	-1.20	40.06	8.32	3.54
Materials	15.59	-14.04	-2.66	4.58	-3.12	0.21
Industrials	30.00	-16.60	-4.70	13.12	0.30	0.00
Energy	18.39	-39.75	-7.71	6.18	-41.90	-3.12
Source: Factset. Numbers have been rounded.

As shown in the performance attribution table above, the Fund continues to look very different from the Index during this past fiscal year. The most significant differences are discussed below.

Industrials: The Fund continued to have a very large position in industrial companies versus the Index. Given our sizeable weighting to the Industrial sector, it is important for shareholders to understand that there are a wide range of businesses and end markets that constitute this sector. The weightings of the individual sub-industries also change over time. This year, the largest sub-industry position was in Construction and Engineering. Table 2 highlights our exposures to the wide range of sub-sectors that make up the Industrials sector category within the Fund.

Table 2: Industrials Holdings by Sub-Sector in
 CM Advisors Small Cap Value Fund

As of February 28, 2015	(%)
Construction & Engineering	8.84
Trading Companies and Distributors	4.23
Industrial Machinery	3.84
Electrical Components and Equipment	3.43
Electronic Manufacturing Services	2.82
Construction Machinery and Heavy Trucks	2.04
Human Resources & Employment Services	1.83
Electronic Equipment and Instruments	1.62
Marine	1.48
Building Products	1.48
Source: Factset. Numbers have been rounded.

Given the end market exposures listed above, we believe the Fund is well diversified throughout this sector.

Energy: The Fund’s second largest sector weighting was in Energy. The weighting has increased over the past twelve months as the falling price of oil, the commodity, has disproportionately affected the prices of the companies. To be sure, the oil price decline has been severe and matches some of the worst times going back to the original oil embargo days of the early 1970’s. However, while dramatic surplus capacity to produce oil overwhelmed earlier times, such surplus capacity is significantly smaller today. Importantly, demand for oil continues to escalate, especially the demand to replace the rapidly depleting reserves. Much of the replacement and some of the largest reservoirs of oil will likely come from offshore locations, particularly in the Gulf of Mexico. Many of the Fund’s companies are positioned to benefit from offshore production. In fact, the second largest sub-industry of the Fund’s portfolio is Oil and Gas Equipment and Services and comprises 9.27% of the Fund’s assets. Offshore drilling companies account for nearly the entirety of this holding.

Materials: Just as the falling oil price has influenced the discounting of energy-related companies, so has the falling price of gold influenced the pricing of gold and silver mining companies. The Fund had 10.83% of the portfolio allocated to these two precious metal sub-industries. Though the price of gold has traded within a rough range of $1150 and $1350, we believe that the equity prices of the miners reflect values as if the metal were actually trading at $700 to $900. The Fund has diversified its holdings in the precious metal industry by owning eight different companies that produce at various locations around the globe. In addition to these holdings, the Fund has steel, coal, and agricultural chemical companies.

Cash Equivalents: The Fund’s average weighting was 12.03%, a 58% increase from last year, and, essentially, the fourth largest holding of the Fund. Although the Fund intends to be at least 90% invested at most times, the paucity of attractive investment opportunities that meet our disciplined criteria has compelled us to carry more cash than we would otherwise prefer. Holding cash is quite painful in an environment of zero interest rates as promoted by the Fed. One cannot help but note that the second best performing sector of the Index holdings was Utilities, which gained almost 17% for the year. Many investors have likely allocated money into the Utilities sector (as well as the Real Estate Investment Trusts) to gain some appreciable current yield for their investments.

As the Fund approaches its fourth-year anniversary, we want to restate what we said last year about our investment philosophy and process. We concentrate on four primary criteria:

Low financial leverage: A core focus of the Fund has been to invest in companies with low financial leverage (i.e., strong balance sheets). According to Factset, as of February 28, 2015, the weighted long-term debt-to-capital ratio of our equity holdings in the Fund is 30.11% compared to 34.33% for the Index. Moreover, our research shows that the combined companies in the Fund, on a weighted basis, have almost no net-debt when adjusting for the cash on their balance sheets.

High operating leverage: We have focused on companies that we believe are significantly under-earning their potential. Thus, we believe many of these companies have potential for margin expansion.

Wide historical valuation range: We have focused our attention on buying companies with low multiples of tangible book and enterprise value-to-sales when applied to cycle-low fundamentals. Our sell targets have typically been based on forecasted full-cycle financials and recovery-level multiples.

Structurally-sound industries: We have focused on buying companies in what we believe are out-of-favor industries during their cyclical troughs. We pay special attention to differentiate between cyclicality and the structural direction of industries and end markets. Two overwhelming examples of the former include the energy companies and the mining companies. Unrecognized, structurally-broken industries are, in our view, the biggest source of disappointment for value investors.

A final thought: In evaluating, comparing, and contrasting various elements of the Fund against the Index, it is important to remember that the Fund’s decision to buy or sell a company is always done on a discreet, ‘bottom-up’ analysis of an individual business. There is no predetermined percentage of what type or what size of company should be owned. Rather, each company is examined on an absolute basis to determine its intrinsic value and then assigned an appropriate buying price that provides what we believe is a margin of safety to protect investors’ capital. Furthermore, determining what we believe to be the intrinsic value of the company will allow us to determine a selling price that we believe will harvest potential gains for the Fund.

CM Advisors Fixed Income Fund (symbol: CMFIX)

For the fiscal year ended February 28, 2015, CM Advisors Fixed Income Fund (the “Fund”) returned 0.98% versus 5.05% for its benchmark, the Barclays U.S. Aggregate Index (the “Index”). With the slight rise in short-term rates, material decline in long-term rates and narrow corporate bond spreads over the last year, the Fund’s low duration was the primary reason it underperformed the Index, which had a longer duration. For the five-year period ended February 28, 2015, the Fund generated an average annualized return of 3.27% versus 4.29% for the Index. Since inception, March 24, 2006, through February 28, 2015, the Fund has generated an average annualized return of 5.56% versus 5.13% for the Index.

Credit spreads remained relatively tight across most industries for much of the year. Credit spreads on energy-related companies were an exception, and they began to widen towards the end of 2014 and into early 2015 as the price of oil trended lower during this time. The credit spreads widened the most in the below-investment grade companies that we follow. The higher quality, investment-grade energy-related companies that we track have not yet entered our buy zone, but if the price of oil trades below the $40-$50 range for an extended period in the upcoming year, we would expect to see corporate bond spreads widen for the stronger energy credits as the market prices in a more difficult operating environment for these companies.

The Federal Reserve wound down the QE3 program in early fall of 2014 and may begin to raise rates in 2015 as it tries to normalize interest rates. We believe the main problem for the Fed is that the U.S. economy has shown some recent weakness, and the Fed may decide to postpone raising interest rates to allow the economy to gain additional strength. However, if the economy were to then weaken further, the Fed would not likely be able to lower interest rates to stimulate the economy given short-term rates would still be near zero.

As recently announced, the European Central Bank (“ECB”) will begin its new QE program that aims to purchase at least $1.2 trillion in European Union (“EU”) sovereign debt over the next 18 months in an attempt to generate inflationary pressure and stimulate EU economies. The market had already begun to price in the ECB stimulus, and sovereign bond yields across Europe hit historic lows.

Also occurring during this time, the euro currency has experienced material depreciation as a result of its QE program, and the euro may reach parity with the dollar in 2015. This appreciation in the U.S. dollar will make EU exports more competitive, while making U.S. exports less competitive. This outcome will likely weigh on the earnings of many U.S. multinational companies which have material amounts of foreign sales, thus becoming a potential headwind for the U.S. economy this year.

The Fund has the ability to invest in any fixed income security meeting our investment criteria, although it has been primarily invested in U.S. corporate bonds and U.S. Treasury securities of varying maturities. As of February 28, 2015, Fund assets are invested as follows: 32.8% U.S. corporate securities, 38.3% short-term Treasury bonds (with maturities less than February 29, 2016), bills, and money market funds, with the remaining 28.9% invested in intermediate-term Treasury bonds. To gain further insight into the Fund’s portfolio characteristics, Table 1 highlights its weighted-average characteristics as of February 28, 2015:

Table 1: Portfolio Characteristics

Average Yield to Maturity	1.34%
Average Maturity	2.70 years
Average Coupon	3.05%
Average Duration	2.44 years
Number of Issues	73
SEC 30-day yield (as of February 28, 2015):	0.58%

We remain in what we consider to be an environment of narrow credit spreads that provides us with few investment opportunities in U.S. corporate bonds at this time. Many central banks around the world are utilizing extreme monetary stimulus to induce higher inflation and more economic activity. We expect narrow credit spreads to remain until the market becomes concerned about underlying credit risks. At that time, we would expect to see credit spreads widen as the market prices in greater perceived credit risk, and more companies would enter our buy zone at lower prices. We are encountering a historic bond market environment around the world, but the wisdom of the ages is that this too shall pass. We appreciate your investment in the Fund and look forward to an exciting year in the bond market.

From all of us at the CM Advisors Family of Funds, we appreciate your trust and confidence.

Sincerely,

CM Fund Advisors

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the CM Advisors Family of Funds (the “Funds”) and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

All investments carry risks, and investment in the Funds’ is no exception. No investment strategy works all the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in the Funds. Investments in the Funds are also subject to the following risks: market risk, interest rate risk, management style risk, business and sector risk, small cap risk, other investment companies risk and credit risk. More information about these risks and other risks can be found in the Funds’ prospectus.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.cmadvisorsfunds.com or by calling Shareholder Services at 1-888-859-5856. The prospectus should be read carefully before investing. The Funds are distributed by Ultimus Fund Distributors, LLC.

CM Advisors Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
CM Advisors Fund and the Russell 3000® Value Index

Average Annual Total Returns (for the periods ended February 28, 2015)
	1 Year	5 Years	10 years
CM Advisors Fund	-12.46%	6.23%	2.50%
Russell 3000® Value Index	12.70%	15.39%	7.20%

This graph depicts the performance of CM Advisors Fund (the "Fund") versus the Russell 3000® Value Index. The graph assumes an initial $10,000 investment at February 28, 2005 and that any dividends or capital gain distributions are reinvested in shares of the Fund. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Small Cap Value Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
CM Advisors Small Cap Value Fund versus the Russell 2000® Value Index

$17,500
$15,000
$12,500
$10,000
$7,500
Past performance is not predictive of future performance.
$14,945
$12,156
4/15/11
8/11
2/12
8/12
2/13
8/13
2/14
8/14
2/15
CM Advisors Small Cap Value Fund
Russell 2000® Value Index

Average Annual Total Returns (for the periods ended February 28, 2015)
	1 Year	Since Inception(a)
CM Advisors Small Cap Value Fund	-13.95%	5.17%
Russell 2000® Value Index	3.96%	10.93%

(a)	Commencement of operations was April 15, 2011.

This graph depicts the performance of CM Advisors Small Cap Value Fund (the "Fund") versus the Russell 2000® Value Index. The graph assumes an initial $10,000 investment at April 15, 2011 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Fixed Income Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in CM Advisors Fixed Income Fund versus the
 Barclays U.S. Aggregate Index

Average Annual Total Returns (for the periods ended February 28, 2015)
	1 Year	5 Years	Since Inception(a)
CM Advisors Fixed Income Fund	0.98%	3.27%	5.56%
Barclays U.S. Aggregate Index	5.05%	4.29%	5.13%

(a)	Commencement of operations was March 24, 2006.

This graph depicts the performance of CM Advisors Fixed Income Fund (the “Fund”) versus the Barclays U.S. Aggregate Index. The graph assumes an initial $10,000 investment at March 24, 2006 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Fund
Supplementary Portfolio Information
February 28, 2015 (Unaudited)

Asset and Sector Allocation
(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Berkshire Hathaway, Inc. - Class B	5.0%
Wells Fargo & Company	4.7%
Chicago Bridge & Iron Company N.V.	4.5%
Jacobs Engineering Group, Inc.	3.6%
Discovery Communications, Inc. - Series C	3.6%
Orion Marine Group, Inc.	3.5%
Markel Corporation	3.0%
Agnico-Eagle Mines Ltd.	2.6%
Randgold Resources Ltd. - ADR	2.6%
Enstar Group Ltd.	2.6%

CM Advisors Small Cap Value Fund
Supplementary Portfolio Information
February 28, 2015 (Unaudited)

Asset and Sector Allocation*
(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Chicago Bridge & Iron Company N.V.	3.7%
Post Holdings, Inc.	3.6%
White Mountains Insurance Group Ltd.	3.4%
Atwood Oceanics, Inc.	3.4%
Enstar Group Ltd.	3.3%
Unit Corporation	3.0%
Key Energy Services, Inc.	2.9%
Houston Wire & Cable Company	2.8%
Dynamic Materials Corporation	2.8%
SPDR S&P Regional Banking ETF	2.7%

CM Advisors Fixed Income Fund
Supplementary Portfolio Information
February 28, 2015 (Unaudited)

Asset and Sector Allocation*
(% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
U.S. Treasury Notes, 2.50%, due 04/30/15	8.4%
U.S. Treasury Notes, 0.75%, due 12/31/17	8.3%
U.S. Treasury Notes, 2.75%, due 11/15/23	5.5%
U.S. Treasury Notes, 2.375%, due 12/31/20	5.4%
U.S. Treasury Notes, 2.00%, due 07/31/20	5.1%
U.S. Treasury Notes, 4.625%, due 02/15/17	4.5%
U.S. Treasury Notes, 0.375%, due 01/15/16	4.2%
Great Lakes Dredge & Dock Company, 7.375%, due 02/01/19	1.5%
Alcoa, Inc., 5.87%, due 02/23/22	1.1%
Peabody Energy Corporation, 6.00%, due 11/15/18	1.0%

CM Advisors Fund
Schedule of Investments
February 28, 2015

COMMON STOCKS — 88.8%	Shares	Value
Consumer Discretionary — 7.0%
Auto Components — 0.0% (a)
Remy International, Inc.	2,192	$50,131

Household Durables — 0.7%
UCP, Inc. - Class A *	83,049	755,746

Media — 6.3%
Discovery Communications, Inc. - Series C *	131,115	4,000,319
DreamWorks Animation SKG, Inc. - Class A *	2,615	55,987
Liberty Media Corporation - Series C *	58,130	2,243,818
Nexstar Broadcasting Group, Inc. - Class A	10,770	587,288
Reading International, Inc. - Class A *	8,000	103,840
		6,991,252
Consumer Staples — 2.4%
Beverages — 1.0%
Coca-Cola Company (The)	25,395	1,099,604

Food & Staples Retailing — 0.0% (a)
Tesco plc - ADR	6,330	72,035

Food Products — 1.4%
Post Holdings, Inc. *	31,380	1,552,682

Energy — 17.1%
Energy Equipment & Services — 11.6%
Atwood Oceanics, Inc.	59,670	1,850,367
Baker Hughes, Inc.	1,490	93,140
CARBO Ceramics, Inc.	3,150	114,786
Diamond Offshore Drilling, Inc.	68,510	2,084,759
Ensco plc - Class A	78,010	1,908,905
Era Group, Inc. *	77,540	1,710,532
Halliburton Company	34,835	1,495,815
Key Energy Services, Inc. *	520,505	1,067,035
Pacific Drilling S.A. *	34,400	125,216
Pioneer Energy Services Corporation *	6,505	34,607
Tidewater, Inc.	45,420	1,280,844
Unit Corporation *	37,175	1,135,324
		12,901,330
Oil, Gas & Consumable Fuels — 5.5%
Apache Corporation	18,665	1,228,903
Ardmore Shipping Corporation	1,000	10,570
Bill Barrett Corporation *	4,440	44,578
Cloud Peak Energy, Inc. *	198,630	1,646,643

CM Advisors Fund
Schedule of Investments (Continued)

COMMON STOCKS — 88.8% (Continued)	Shares	Value
Energy — 17.1% (Continued)
Oil, Gas & Consumable Fuels — 5.5% (Continued)
Comstock Resources, Inc.	5,525	$28,730
Emerald Oil, Inc. *	6,005	6,665
Exxon Mobil Corporation	14,085	1,247,086
Hallador Energy Company	9,724	121,939
Stone Energy Corporation *	38,100	645,414
Total S.A. - ADR	21,520	1,154,118
		6,134,646
Financials — 19.8%
Banks — 4.8%
Old National Bancorp	4,590	64,673
Trustmark Corporation	2,005	46,215
Wells Fargo & Company	96,077	5,264,059
		5,374,947
Diversified Financial Services — 6.1%
Berkshire Hathaway, Inc. - Class B *	38,190	5,629,588
FNFV Group *	1	15
PICO Holdings, Inc. *	69,270	1,189,366
		6,818,969
Insurance — 7.8%
Enstar Group Ltd. *	20,666	2,874,641
Loews Corporation	31,030	1,272,540
Markel Corporation *	4,526	3,373,862
White Mountains Insurance Group Ltd.	1,756	1,171,515
		8,692,558
Real Estate Management & Development — 1.1%
InterGroup Corporation (The) *	60,929	1,186,287

Health Care — 0.0% (a)
Health Care Providers & Services — 0.0% (a)
VCA Antech, Inc. *	200	10,656

Industrials — 21.2%
Building Products — 0.1%
Insteel Industries, Inc.	7,485	162,499

Construction & Engineering — 14.2%
Chicago Bridge & Iron Company N.V.	108,620	5,013,899
Great Lakes Dredge & Dock Corporation *	129,200	788,120
Jacobs Engineering Group, Inc. *	90,260	4,002,128
Layne Christensen Company *	328,265	2,133,723
Orion Marine Group, Inc. *	388,115	3,958,773
		15,896,643
Electrical Equipment — 1.7%
Emerson Electric Company	8,855	512,882

CM Advisors Fund
Schedule of Investments (Continued)

COMMON STOCKS — 88.8% (Continued)	Shares	Value
Industrials — 21.2% (Continued)
Electrical Equipment — 1.7% (Continued)
Encore Wire Corporation	10,170	$379,239
Powell Industries, Inc.	28,980	977,785
		1,869,906
Machinery — 2.0%
Colfax Corporation *	39,780	2,095,611
Dynamic Materials Corporation	9,995	161,419
		2,257,030
Marine — 1.2%
Matson, Inc.	32,625	1,287,709

Trading Companies & Distributors — 2.0%
Essex Rental Corporation *	196,451	147,731
Houston Wire & Cable Company	114,785	1,217,869
MRC Global, Inc. *	2,350	30,244
Signature Group Holdings, Inc. *	115,995	813,125
		2,208,969
Information Technology — 7.1%
Communications Equipment — 2.0%
Cisco Systems, Inc.	72,895	2,151,131
QUALCOMM, Inc.	1,150	83,387
		2,234,518
Electronic Equipment, Instruments & Components — 3.5%
Corning, Inc.	83,185	2,029,714
Dolby Laboratories, Inc. - Class A	300	12,141
Maxwell Technologies, Inc. *	224,110	1,689,789
Vishay Precision Group, Inc. *	11,740	174,339
		3,905,983
Internet Software & Services — 0.4%
SpendSmart Networks, Inc. *	517,700	491,815

Technology Hardware, Storage & Peripherals — 1.2%
Apple, Inc.	460	59,092
Avid Technology, Inc. *	75,019	1,176,298
EMC Corporation	3,150	91,161
		1,326,551
Materials — 13.0%
Chemicals — 0.6%
American Vanguard Corporation	4,000	45,080
Chase Corporation	13,536	582,996
		628,076
Metals & Mining — 12.4%
Agnico-Eagle Mines Ltd.	91,365	2,937,385

CM Advisors Fund
Schedule of Investments (Continued)

COMMON STOCKS — 88.8% (Continued)	Shares	Value
Materials — 13.0% (Continued)
Metals & Mining — 12.4% (Continued)
Anglo American plc - ADR	10,620	$99,361
Asanko Gold, Inc. *	55,000	86,900
B2Gold Corporation *	40,000	66,400
Banro Corporation *	581,050	122,020
Compañia de Minas Buenaventura S.A. - ADR	106,545	1,233,791
Comstock Mining, Inc. *	2,252,133	1,824,228
Eldorado Gold Corporation	180,360	1,046,088
Goldcorp, Inc.	3,760	82,645
Kinross Gold Corporation *	25,630	72,789
Randgold Resources Ltd. - ADR	36,855	2,918,547
Seabridge Gold, Inc. *	151,380	1,176,223
Synalloy Corporation	62,572	944,837
Timmins Gold Corporation *	80,000	70,400
Yamana Gold, Inc.	282,955	1,208,218
		13,889,832
Telecommunication Services — 1.0%
Diversified Telecommunication Services — 1.0%
AT&T, Inc.	1,030	35,597
Cogent Communications Holdings, Inc.	29,525	1,084,158
		1,119,755
Utilities — 0.2%
Electric Utilities — 0.2%
Exelon Corporation	5,220	177,062

Total Common Stocks (Cost $95,565,535)		$99,097,191

CLOSED-END FUNDS — 0.5%	Shares	Value
ASA Gold and Precious Metals Ltd. (Cost $621,395)	51,310	$588,526

EXCHANGE-TRADED FUNDS — 1.8%	Shares	Value
Market Vectors® Junior Gold Miners ETF (Cost $2,110,623)	74,930	$1,990,890

WARRANTS — 0.0%	Shares	Value
SpendSmart Payment Company (The) * (b) (Cost $0)	542,100	$0

CM Advisors Fund
Schedule of Investments (Continued)

PUT OPTION CONTRACTS — 0.1%	Contracts	Value
iShares Russell 2000 ETF, 6/30/2015 at $90	1,908	$62,964
SPDR S&P 500 ETF, 6/19/2015 at $160	1,540	84,700
Total Put Option Contracts (Cost $1,042,860)		$147,664

MONEY MARKET FUNDS — 9.1%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.01% (c) (Cost $10,134,976)	10,134,976	$10,134,976

Total Investments at Value — 100.3% (Cost $109,475,389)		$111,959,247

Liabilities in Excess of Other Assets — (0.3%)		(290,918)

Net Assets — 100.0%		$111,668,329

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	Percentage rounds to less than 0.1%.
(b)	Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities is $0 at February 28, 2015, representing 0.0% of net assets.
(c)	The rate shown is the 7-day effective yield as of February 28, 2015.

See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund
Schedule of Investments
February 28, 2015

COMMON STOCKS — 92.8%	Shares	Value
Consumer Discretionary — 2.2%
Household Durables — 0.5%
UCP, Inc. - Class A *	32,433	$295,140

Media — 1.7%
DreamWorks Animation SKG, Inc. - Class A *	21,400	458,174
Reading International, Inc. - Class A *	34,695	450,341
		908,515
Consumer Staples — 3.6%
Food Products — 3.6%
Post Holdings, Inc. *	39,216	1,940,408

Energy — 28.4%
Energy Equipment & Services — 20.8%
Atwood Oceanics, Inc.	59,685	1,850,832
CARBO Ceramics, Inc.	27,835	1,014,307
Diamond Offshore Drilling, Inc.	45,049	1,370,841
Era Group, Inc. *	57,078	1,259,141
Key Energy Services, Inc. *	776,705	1,592,245
Pioneer Energy Services Corporation *	131,967	702,065
Tidewater, Inc.	34,362	969,008
U.S. Silica Holdings, Inc.	26,000	842,660
Unit Corporation *	53,755	1,641,678
		11,242,777
Oil, Gas & Consumable Fuels — 7.6%
Ardmore Shipping Corporation	99,055	1,047,011
Bill Barrett Corporation *	63,455	637,088
Cloud Peak Energy, Inc. *	105,980	878,574
Comstock Resources, Inc.	75,225	391,170
Emerald Oil, Inc. *	350,160	388,678
Hallador Energy Company	20,350	255,189
Stone Energy Corporation *	29,840	505,490
		4,103,200
Financials — 12.9%
Banks — 3.4%
Old National Bancorp	80,070	1,128,186
Trustmark Corporation	30,450	701,873
		1,830,059
Diversified Financial Services — 2.0%
FNFV Group *	42,189	628,194
PICO Holdings, Inc. *	28,345	486,684
		1,114,878
Insurance — 6.7%
Enstar Group Ltd. *	12,629	1,756,694

CM Advisors Small Cap Value Fund
Schedule of Investments (Continued)

COMMON STOCKS — 92.8% (Continued)	Shares	Value
Financials — 12.9% (Continued)
Insurance — 6.7% (Continued)
White Mountains Insurance Group Ltd.	2,782	$1,856,011
		3,612,705
Real Estate Management & Development — 0.8%
InterGroup Corporation (The) *	22,265	433,499

Industrials — 21.0%
Commercial Services & Supplies — 1.3%
Brady Corporation - Class A	26,000	700,960

Construction & Engineering — 9.3%
Chicago Bridge & Iron Company N.V.	43,851	2,024,162
Great Lakes Dredge & Dock Corporation *	163,530	997,533
Layne Christensen Company *	125,690	816,985
Orion Marine Group, Inc. *	116,693	1,190,269
		5,028,949
Electrical Equipment — 2.7%
Encore Wire Corporation	3,294	122,833
Powell Industries, Inc.	38,995	1,315,692
		1,438,525
Machinery — 2.8%
Dynamic Materials Corporation	92,650	1,496,297

Marine — 0.8%
Matson, Inc.	11,450	451,932

Trading Companies & Distributors — 4.1%
Houston Wire & Cable Company	141,157	1,497,676
MRC Global, Inc. *	19,980	257,142
Signature Group Holdings, Inc. *	65,581	459,723
		2,214,541
Information Technology — 4.4%
Electronic Equipment, Instruments & Components — 3.4%
Knowles Corporation *	45,500	871,325
Maxwell Technologies, Inc. *	107,468	810,309
Vishay Precision Group, Inc. *	11,680	173,448
		1,855,082
Internet Software & Services — 0.1%
SpendSmart Networks, Inc. *	53,900	51,205

Technology Hardware, Storage & Peripherals — 0.9%
Avid Technology, Inc. *	30,800	482,944

CM Advisors Small Cap Value Fund
Schedule of Investments (Continued)

COMMON STOCKS — 92.8% (Continued)	Shares	Value
Materials — 18.1%
Chemicals — 4.3%
American Vanguard Corporation	96,633	$1,089,054
Chase Corporation	10,907	469,764
CVR Partners, L.P.	52,796	740,200
		2,299,018
Metals & Mining — 13.8%
Asanko Gold, Inc. *	802,020	1,267,192
B2Gold Corporation *	560,000	929,600
Compañia de Minas Buenaventura S.A. - ADR	72,500	839,550
Comstock Mining, Inc. *	1,200,000	972,000
Eldorado Gold Corporation	120,000	696,000
Kinross Gold Corporation *	125,000	355,000
Seabridge Gold, Inc. *	27,000	209,790
Synalloy Corporation	63,874	964,497
Tahoe Resources, Inc.	8,300	115,868
Yamana Gold, Inc.	260,000	1,110,200
		7,459,697
Telecommunication Services — 2.2%
Diversified Telecommunication Services — 2.2%
Cogent Communications Holdings, Inc.	31,790	1,167,329

Total Common Stocks (Cost $49,425,265)		$50,127,660

EXCHANGE-TRADED FUNDS — 2.7%	Shares	Value
SPDR S&P Regional Banking ETF (Cost $1,453,160)	36,000	$1,447,560

WARRANTS — 0.0%	Shares	Value
SpendSmart Payment Company (The) * (a) (Cost $0)	57,900	$0

CM Advisors Small Cap Value Fund
Schedule of Investments (Continued)

MONEY MARKET FUNDS — 4.7%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.01% (b) (Cost $2,539,788)	2,539,788	$2,539,788

Total Investments at Value — 100.2% (Cost $53,418,213)		$54,115,008

Liabilities in Excess of Other Assets — (0.2%)		(123,520)

Net Assets — 100.0%		$53,991,488

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities is $0 at February 28, 2015, representing 0.0% of net assets.
(b)	The rate shown is the 7-day effective yield as of February 28, 2015.

See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Schedule of Investments
February 28, 2015

CORPORATE BONDS — 32.8%	Par Value	Value
Consumer Discretionary — 6.0%
Auto Components — 0.9%
Johnson Controls, Inc., 5.50%, due 01/15/16	$1,002,000	$1,043,167

Hotels, Restaurants & Leisure — 0.6%
Marriott International, Inc., 6.375%, due 06/15/17	400,000	440,934
Starbucks Corporation, 6.25%, due 08/15/17	300,000	335,662
		776,596
Household Durables — 0.7%
MDC Holdings, Inc., 5.625%, due 02/01/20	500,000	526,250
Newell Rubbermaid, Inc., 6.25%, due 04/15/18	185,000	207,828
Toll Brothers Finance Corporation,
5.15%, due 05/15/15	150,000	151,312
		885,390
Media — 2.8%
Comcast Corporation,
5.90%, due 03/15/16	914,000	963,167
6.30%, due 11/15/17	200,000	226,767
5.70%, due 05/15/18	400,000	451,138
DIRECTV Holdings LLC, 3.55%, due 03/15/15	1,042,000	1,042,984
McGraw-Hill Companies, Inc. (The), 5.90%, due 11/15/17	200,000	219,835
Tele-Communications, Inc., 10.125%, due 04/15/22	300,000	415,886
		3,319,777
Multiline Retail — 0.5%
Kohl's Corporation, 6.25%, due 12/15/17	500,000	558,929

Specialty Retail — 0.5%
Home Depot, Inc. (The), 5.40%, due 03/01/16	600,000	629,115

Consumer Staples — 1.3%
Beverages — 1.0%
Coca-Cola Company (The), 5.35%, due 11/15/17	770,000	856,646
PepsiCo, Inc., 5.00%, due 06/01/18	300,000	332,565
		1,189,211
Household Products — 0.3%
Clorox Company (The), 3.55%, due 11/01/15	335,000	341,468

Energy — 4.4%
Energy Equipment & Services — 2.1%
Rowan Companies, Inc., 7.875%, due 08/01/19	910,000	1,014,215
Transocean, Inc., 7.375%, due 04/15/18	855,000	849,870

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)

CORPORATE BONDS — 32.8% (Continued)	Par Value	Value
Energy — 4.4% (Continued)
Energy Equipment & Services — 2.1% (Continued)
Weatherford International Ltd.,
6.35%, due 06/15/17	$370,000	$385,557
6.00%, due 03/15/18	300,000	309,501
		2,559,143
Oil, Gas & Consumable Fuels — 2.3%
Peabody Energy Corporation,
7.375%, due 11/01/16	882,000	926,100
6.00%, due 11/15/18	1,260,000	1,146,600
Valero Energy Corporation, 6.125%, due 06/15/17	570,000	628,486
		2,701,186
Financials — 1.4%
Commercial Banks — 0.4%
Wells Fargo & Company, 5.625%, due 12/11/17	500,000	556,475

Consumer Finance — 1.0%
American Express Company,
7.00%, due 03/19/18	800,000	923,934
8.125%, due 05/20/19	200,000	248,178
		1,172,112
Health Care — 1.3%
Health Care Providers & Services — 0.8%
UnitedHealth Group, Inc., 6.00%, due 02/15/18	800,000	906,311

Pharmaceuticals — 0.5%
Johnson & Johnson, 5.15%, due 07/15/18	570,000	642,340

Industrials — 8.8%
Aerospace & Defense — 0.2%
United Technologies Corporation, 5.375%, due 12/15/17	200,000	222,392

Building Products — 0.6%
Masco Corporation,
6.125%, due 10/03/16	300,000	320,250
5.85%, due 03/15/17	400,000	429,000
		749,250
Commercial Services & Supplies — 0.0% (a)
Pitney Bowes, Inc., 5.75%, due 09/15/17	31,000	33,651

Communications Equipment — 0.9%
Juniper Networks, Inc., 3.10%, due 03/15/16	1,007,000	1,024,286

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)

CORPORATE BONDS — 32.8% (Continued)	Par Value	Value
Industrials — 8.8% (Continued)
Construction & Engineering — 1.5%
Great Lakes Dredge & Dock Company, 7.375%, due 02/01/19	$1,705,000	$1,739,100

Electrical Equipment — 0.7%
Eaton Corporation, 8.10%, due 08/15/22	150,000	199,099
Emerson Electric Company, 5.25%, due 10/15/18	570,000	639,928
		839,027
Health Care Providers & Services — 0.9%
Laboratory Corporation of America Holdings, 3.125%, due 05/15/16	1,038,000	1,061,814

Machinery — 0.8%
Dover Corporation, 5.45%, due 03/15/18	115,000	127,836
Harsco Corporation, 2.70%, due 10/15/15	885,000	887,124
		1,014,960
Road & Rail — 2.7%
Canadian Pacific Railroad Company, 7.25%, due 05/15/19	790,000	943,831
CSX Corporation, 6.25%, due 03/15/18	500,000	565,937
Norfolk Southern Corporation, 5.75%, due 01/15/16	947,000	988,550
Ryder System, Inc., 3.15%, due 03/02/15	454,000	454,000
Union Pacific Corporation, 5.70%, due 08/15/18	200,000	227,844
		3,180,162
Semiconductors & Semiconductor Equipment — 0.5%
Applied Materials, Inc., 2.65%, due 06/15/16	633,000	648,308

Information Technology — 2.8%
Electronic Equipment, Instruments & Components — 1.0%
Avnet, Inc., 6.625%, due 09/15/16	500,000	538,045
Corning, Inc., 7.25%, due 08/15/36	500,000	647,534
		1,185,579
IT Services — 1.0%
International Business Machines Corporation, 7.625%, due 10/15/18	420,000	507,798
Western Union Company (The), 5.93%, due 10/01/16	600,000	642,006
		1,149,804
Software — 0.8%
Intuit, Inc., 5.75%, due 03/15/17	946,000	1,028,324

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)

CORPORATE BONDS — 32.8% (Continued)	Par Value	Value
Materials — 6.3%
Chemicals — 0.7%
Cytec Industries, Inc., 8.95%, due 07/01/17	$325,000	$369,534
E.I. du Pont de Nemours and Company, 6.00%, due 07/15/18	475,000	541,867
		911,401
Construction Materials — 0.5%
Vulcan Materials Company, 7.50%, due 06/15/21	500,000	600,000

Metals & Mining — 5.1%
Alcoa, Inc.,
5.72%, due 02/23/19	800,000	884,648
5.87%, due 02/23/22	1,200,000	1,356,727
Allegheny Technologies, Inc., 9.375%, due 06/01/19	355,000	427,808
ArcelorMittal, 5.25% (b), due 02/25/17	960,000	1,007,520
Commercial Metals Company,
6.50%, due 07/15/17	420,000	443,100
7.35%, due 08/15/18	230,000	249,550
Nucor Corporation, 5.85%, due 06/01/18	300,000	335,340
Reliance Steel & Aluminum Company, 6.20%, due 11/15/16	360,000	382,986
Southern Copper Corporation, 6.375%, due 07/27/15	972,000	991,440
		6,079,119
Utilities — 0.5%
Multi-Utilities — 0.5%
Consolidated Edison Company of New York, Inc., 5.85%, due 04/01/18	570,000	644,156

Total Corporate Bonds (Cost $36,758,146)		$39,392,553

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)

U.S. GOVERNMENT OBLIGATIONS — 59.8%	Par Value	Value
U.S. Treasury Bills (c) — 18.4%
0.10%, due 06/18/15	$12,000,000	$11,998,644
0.075%, due 07/30/15	10,000,000	9,998,440
		21,997,084
U.S. Treasury Notes — 41.4%
2.50%, due 04/30/15	10,000,000	10,036,720
0.375%, due 01/15/16	5,000,000	5,005,860
4.625%, due 02/15/17	5,000,000	5,390,235
0.75%, due 12/31/17	10,000,000	9,939,840
2.00%, due 07/31/20	6,000,000	6,128,904
2.375%, due 12/31/20	6,250,000	6,493,162
2.75%, due 11/15/23	6,250,000	6,658,694
		49,653,415
Total U.S. Government Obligations (Cost $70,698,161)		$71,650,499

MONEY MARKET FUNDS — 6.9%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.01% (d) (Cost $8,245,842)	8,245,842	$8,245,842

Total Investments at Value — 99.5% (Cost $115,702,149)		$119,288,894

Other Assets in Excess of Liabilities — 0.5%		615,457

Net Assets — 100.0%		$119,904,351

(a)	Percentage rounds to less than 0.1%.
(b)	Variable rate security. The rate shown is the effective interest rate as of February 28, 2015.
(c)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
(d)	The rate shown is the 7-day effective yield as of February 28, 2015.

See accompanying notes to financial statements.

CM Advisors Family of Funds
Statements of Assets and Liabilities
February 28, 2015

	CM Advisors Fund	CM Advisors Small Cap Value Fund
ASSETS
Investments in securities:
At cost	$109,475,389	$53,418,213
At value (Note 2)	$111,959,247	$54,115,008
Dividends receivable	92,440	56,024
Receivable for investment securities sold	1,677,669	1,308,030
Receivable for capital shares sold	184,490	228,093
Other assets	17,168	35,394
TOTAL ASSETS	113,931,014	55,742,549

LIABILITIES
Payable for investment securities purchased	1,974,932	1,473,831
Payable for capital shares redeemed	165,960	242,293
Payable to Advisor (Note 5)	81,787	18,699
Payable to administrator (Note 5)	16,221	9,271
Other accrued expenses	23,785	6,967
TOTAL LIABILITIES	2,262,685	1,751,061

NET ASSETS	$111,668,329	$53,991,488

Net assets consist of:
Paid-in capital	$128,141,673	$53,591,877
Accumulated net investment loss	(114,761)	(29,833)
Accumulated net realized losses from security transactions and options contracts (Note 6)	(18,842,441)	(267,351)
Net unrealized appreciation on investments and options contracts (Note 6)	2,483,858	696,795
Net assets	$111,668,329	$53,991,488

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	9,348,476	5,158,665

Net asset value, redemption price and offering price per share (a)	$11.95	$10.47

(a)	Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 2).

See accompanying notes to financial statements.

CM Advisors Family of Funds
Statements of Assets and Liabilities (Continued)
February 28, 2015

CM Advisors Fixed Income Fund
ASSETS
Investments in securities:
At cost	$115,702,149
At value (Note 2)	$119,288,894
Dividends and interest receivable	716,595
Receivable for capital shares sold	30,226
Other assets	29,995
TOTAL ASSETS	120,065,710

LIABILITIES
Payable for capital shares redeemed	80,212
Payable to Advisor (Note 5)	46,182
Payable to administrator (Note 5)	11,814
Other accrued expenses	23,151
TOTAL LIABILITIES	161,359

NET ASSETS	$119,904,351

Net assets consist of:
Paid-in capital	$116,086,975
Undistributed net investment income	257,104
Accumulated net realized losses from security transactions	(26,473)
Net unrealized appreciation on investments	3,586,745
Net assets	$119,904,351

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	10,435,574

Net asset value, redemption price and offering price per share (Note 2)	$11.49

See accompanying notes to financial statements.

CM Advisors Family of Funds
Statements of Operations
Year Ended February 28, 2015

	CM Advisors Fund	CM Advisors Small Cap Value Fund
INVESTMENT INCOME
Dividends	$1,225,063	$174,280
Foreign tax witholding	(40,772)	(385)
Interest	1,907	—
TOTAL INVESTMENT INCOME	1,186,198	173,895

EXPENSES
Investment advisory fees (Note 5)	1,286,250	210,547
Administration fees (Note 5)	102,872	26,606
Fund accounting fees (Note 5)	78,859	35,117
Registration and filing fees	38,709	58,600
Professional fees	50,561	43,770
Transfer agent fees (Note 5)	36,174	33,500
Trustees’ fees and expenses (Note 5)	43,123	23,720
Custody and bank service fees	15,789	7,214
Postage and supplies	9,736	5,240
Printing of shareholder reports	9,103	4,365
Insurance expense	11,563	1,659
Pricing fees	4,366	1,275
Compliance support services fees	3,930	650
Distributor service fees (Note 5)	1,917	1,917
Distribution fees (Note 5)	464	1,020
Other expenses	15,274	10,539
TOTAL EXPENSES	1,708,690	465,739
Advisory fees waived and/or expenses reimbursed by Advisor (Note 5)	(28,953)	(201,535)
NET EXPENSES	1,679,737	264,204

NET INVESTMENT LOSS	(493,539)	(90,309)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION CONTRACTS
Net realized gains (losses) from:
Security transactions	9,682,318	339,785
Option contracts (Note 6)	286,545	(46,654)
Net change in unrealized appreciation/depreciation on:
Investments	(25,275,411)	(2,363,500)
Option contracts (Note 6)	(895,196)	—

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND OPTION CONTRACTS	(16,201,744)	(2,070,369)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(16,695,283)	$(2,160,678)

See accompanying notes to financial statements.

CM Advisors Family of Funds
Statements of Operations (Continued)
Year Ended February 28, 2015

CM Advisors Fixed Income Fund
INVESTMENT INCOME
Dividends	$7,292
Interest	2,524,446
TOTAL INVESTMENT INCOME	2,531,738

EXPENSES
Investment advisory fees (Note 5)	623,791
Administration fees (Note 5)	99,793
Trustees’ fees and expenses (Note 5)	42,305
Fund accounting fees (Note 5)	36,475
Professional fees	36,253
Registration and filing fees	32,156
Transfer agent fees (Note 5)	18,000
Pricing fees	13,303
Custody and bank service fees	11,443
Insurance expense	11,269
Postage and supplies	6,605
Printing of shareholder reports	4,398
Compliance support services fees	3,818
Distributor service fees (Note 5)	1,917
Other expenses	16,221
TOTAL EXPENSES	957,747

NET INVESTMENT INCOME	1,573,991

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	249,740
Net change in unrealized appreciation/depreciation on investments	(578,721)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(328,981)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,245,010

See accompanying notes to financial statements.

CM Advisors Fund
Statements of Changes in Net Assets

	Year Ended February 28, 2015	Year Ended February 28, 2014
FROM OPERATIONS
Net investment loss	$(493,539)	$(88,564)
Net realized gains from:
Security transactions	9,682,318	11,184,104
Option contracts (Note 6)	286,545	—
Net change in unrealized appreciation/depreciation on:
Investments	(25,275,411)	7,814,339
Option contracts (Note 6)	(895,196)	—
Net increase (decrease) in net assets from operations	(16,695,283)	18,909,879

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class I	(300,838)	—

FROM CAPITAL SHARE TRANSACTIONS (NOTE 7)
CLASS I
Proceeds from shares sold	9,616,626	14,650,853
Net asset value of shares issued in reinvestment of distributions to shareholders	290,748	—
Proceeds from redemption fees collected (Note 2)	2,436	638
Payments for shares redeemed	(18,000,574)	(22,242,762)
Net decrease in net assets from Class I share transactions	(8,090,764)	(7,591,271)

CLASS R
Proceeds from shares sold	29,323	41,488
Proceeds from redemption fees collected (Note 2)	268	158
Payments for shares redeemed	(184,045)	(26,831)
Net increase (decrease) in net assets from Class R share transactions	(154,454)	14,815

TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,241,339)	11,333,423

NET ASSETS
Beginning of year	136,909,668	125,576,245
End of year	$111,668,329	$136,909,668

ACCUMULATED NET INVESTMENT LOSS	$(114,761)	$(137,825)

See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund
Statements of Changes in Net Assets

	Year Ended February 28, 2015	Year Ended February 28, 2014
FROM OPERATIONS
Net investment loss	$(90,309)	$(50,077)
Net realized gains (losses) from:
Security transactions	339,785	1,350,644
Option contracts (Note 6)	(46,654)	—
Net change in unrealized appreciation/ depreciation on investments	(2,363,500)	970,844
Net increase (decrease) in net assets from operations	(2,160,678)	2,271,411

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains, Class I	(1,496,887)	(597,655)
From net realized gains, Class C	—	(6,387)
From net realized gains, Class R	(12,942)	(6,435)
Decrease in net assets from distributions to shareholders	(1,509,829)	(610,477)

FROM CAPITAL SHARE TRANSACTIONS (NOTE 7)
CLASS I
Proceeds from shares sold	46,796,943	523,136
Net asset value of shares issued in reinvestment of distributions to shareholders	1,323,322	597,655
Proceeds from redemption fees collected (Note 2)	23,831	63
Payments for shares redeemed	(3,374,562)	(1,031,721)
Net increase in net assets from Class I share transactions	44,769,534	89,133

CLASS C
Net asset value of shares issued in reinvestment of distributions to shareholders	—	6,387
Payments for shares redeemed	(109,333)	—
Net increase (decrease) in net assets from Class C share transactions	(109,333)	6,387

CLASS R
Proceeds from shares sold	132,642	16,466
Net asset value of shares issued in reinvestment of distributions to shareholders	12,943	6,435
Proceeds from redemption fees collected (Note 2)	11	—
Payments for shares redeemed	(214,070)	(270,134)
Net decrease in net assets from Class R share transactions	(68,474)	(247,233)

TOTAL INCREASE IN NET ASSETS	40,921,220	1,509,221

NET ASSETS
Beginning of year	13,070,268	11,561,047
End of year	$53,991,488	$13,070,268

ACCUMULATED NET INVESTMENT LOSS	$(29,833)	$(61,783)

See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Statements of Changes in Net Assets

	Year Ended February 28, 2015	Year Ended February 28, 2014
FROM OPERATIONS
Net investment income	$1,573,991	$1,483,840
Net realized gains from security transactions	249,740	326,662
Net change in unrealized appreciation/ depreciation on investments	(578,721)	(815,142)
Net increase in net assets from operations	1,245,010	995,360

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,603,075)	(1,430,770)
From net realized gains	(572,865)	(41,229)
Decrease in net assets from distributions to shareholders	(2,175,940)	(1,471,999)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	8,796,108	32,216,395
Net asset value of shares issued in reinvestment of distributions to shareholders	1,908,816	1,282,937
Payments for shares redeemed	(18,036,143)	(12,848,790)
Net increase (decrease) in net assets from capital share transactions	(7,331,219)	20,650,542

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,262,149)	20,173,903

NET ASSETS
Beginning of year	128,166,500	107,992,597
End of year	$119,904,351	$128,166,500

UNDISTRIBUTED NET INVESTMENT INCOME	$257,104	$286,188

CAPITAL SHARE ACTIVITY
Shares sold	761,435	2,793,507
Shares reinvested	166,147	111,577
Shares redeemed	(1,562,151)	(1,114,623)
Net increase (decrease) in shares outstanding	(634,569)	1,790,461
Shares outstanding, beginning of year	11,070,143	9,279,682
Shares outstanding, end of year	10,435,574	11,070,143

See accompanying notes to financial statements.

CM Advisors Fund
Financial Highlights

Per share data for a share outstanding throughout each year:

	Years Ended
	February 28, 2015	February 28, 2014	February 28, 2013		February 29, 2012	February 28, 2011
Net asset value at beginning of year	$13.68	$11.83	$10.65		$10.56	$8.95

Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.01)	0.05		0.02	0.04
Net realized and unrealized gains (losses) on investments	(1.64)	1.86	1.18		0.10	1.61
Total from investment operations	(1.70)	1.85	1.23		0.12	1.65

Less distributions:
Dividends from net investment income	(0.03)	—	(0.05)		(0.03)	(0.04)
Distributions in excess of net investment income	—	—	(0.00	)(a)	—	—
Total distributions	(0.03)	—	(0.05)		(0.03)	(0.04)

Proceeds from redemption fees collected (Note 2)	0.00 (a)	0.00 (a)	0.00	(a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$11.95	$13.68	$11.83		$10.65	$10.56

Total return (b)	(12.46%)	15.64%	11.61%		1.11%	18.43%

Ratios and supplemental data:
Net assets at end of year (000's)	$111,668	$136,714	$125,422		$128,461	$142,659

Ratio of total expenses to average net assets	1.31%	1.29%	1.31%		1.53%	1.52%

Ratio of net expenses to average net assets (c)	1.31%	1.29%	1.31%		1.50%	1.50%

Ratio of net investment income (loss) to average net assets (c)	(0.39%)	(0.07%)	0.40%		0.18%	0.39%

Portfolio turnover rate	53%	34%	32%		45%	15%

(a)	Amount rounds to less than $0.01 per share.
(b)	Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Ratio was determined after investment advisory fee waivers and/or expense reimbursements (Note 5).

See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund
Financial Highlights

Per share data for a share outstanding throughout each period:

	Year Ended February 28, 2015		Year Ended February 28, 2014		Year Ended February 28, 2013	Period Ended February 29, 2012(a)
Net asset value at beginning of period	$12.90		$11.25		$9.84	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.07	)(b)	(0.05	)(b)	0.13	0.02
Net realized and unrealized gains (losses) on investments	(1.73)		2.34		1.56	(0.05)
Total from investment operations	(1.80)		2.29		1.69	(0.03)

Less distributions:
Dividends from net investment income	—		—		(0.12)	(0.01)
Distributions in excess of net investment income	—		—		(0.02)	—
Distributions from net realized gains	(0.64)		(0.64)		(0.14)	(0.12)
Total distributions	(0.64)		(0.64)		(0.28)	(0.13)

Proceeds from redemption fees collected (Note 2)	0.01		0.00	(c)	—	0.00	(c)

Net asset value at end of period	$10.47		$12.90		$11.25	$9.84

Total return (d)	(13.95%)		20.53%		17.42%	(0.17%	)(e)

Ratios and supplemental data:
Net assets at end of period (000’s)	$53,991		$12,790		$11,094	$8,953

Ratio of total expenses to average net assets	1.96%		2.56%		2.92%	4.35	%(f)

Ratio of net expenses to average net assets (g)	1.25%		1.25%		1.25%	1.25	%(f)

Ratio of net investment income (loss) to average net assets (g)	(0.45%)		(0.40%)		1.32%	0.09	%(f)

Portfolio turnover rate	62%		42%		44%	44	%(e)

(a)	Represents the period from commencement of operations (April 15, 2011) through February 29, 2012.
(b)	Net investment loss per share is based on average shares outstanding during the year.
(c)	Amount rounds to less than $0.01 per share.
(d)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after investment advisory fee waivers and expense reimbursements (Note 5).

See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Financial Highlights

Per share data for a share outstanding throughout each year:

	Years Ended
	February 28, 2015	February 28, 2014		February 28, 2013	February 29, 2012	February 28, 2011
Net asset value at beginning of year	$11.58	$11.64		$11.74	$11.51	$11.14

Income (loss) from investment operations:
Net investment income	0.15	0.14		0.17	0.20	0.24
Net realized and unrealized gains (losses) on investments	(0.04)	(0.06)		0.04	0.53	0.49
Total from investment operations	0.11	0.08		0.21	0.73	0.73

Less distributions:
Dividends from net investment income	(0.15)	(0.14)		(0.17)	(0.21)	(0.26)
Distributions from net realized gains	(0.05)	(0.00	)(a)	(0.14)	(0.29)	(0.10)
Total distributions	(0.20)	(0.14)		(0.31)	(0.50)	(0.36)

Proceeds from redemption fees collected (Note 2)	—	—		0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$11.49	$11.58		$11.64	$11.74	$11.51

Total return (b)	0.98%	0.71%		1.83%	6.37%	6.63%

Ratios and supplemental data:
Net assets at end of year (000’s)	$119,904	$128,167		$107,993	$94,317	$79,935

Ratio of total expenses to average net assets	0.77%	0.78%		0.79%	0.81%	0.90%

Ratio of net investment income to average net assets	1.26%	1.22%		1.39%	1.76%	2.13%

Portfolio turnover rate	1%	6%		23%	25%	21%

(a)	Amount rounds to less than $0.01 per share.
(b)	Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

CM Advisors Family of Funds
Notes to Financial Statements
February 28, 2015

1. Organization

CM Advisors Fund, CM Advisors Small Cap Value Fund, and CM Advisors Fixed Income Fund (collectively the “Funds” and individually a “Fund”) are each a separate diversified no-load series of CM Advisors Family of Funds (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 as an open-end management investment company.

CM Advisors Fund commenced operations on May 13, 2003. The investment objective of the Fund is long-term growth of capital.

CM Advisors Small Cap Value Fund commenced operations on April 15, 2011. The investment objective of the Fund is long-term growth of capital.

CM Advisors Fixed Income Fund commenced operations on March 24, 2006. The investment objective of the Fund is to preserve capital and maximize total return.

CM Advisors Fund currently offers one class of shares which is sold without any sales loads and distribution fees. Prior to February 28, 2015, the Fund offered Class I and Class R shares. On February 28, 2015, the Class R shares of the Fund were discontinued and all outstanding shares were converted into Class I shares. After the conversion, the Class I designation no longer applies to shares of the Fund. Class R shares were sold without any sales load but subject to a distribution and/or service fee of up to 0.25% of the average daily net assets attributable to Class R shares.

CM Advisors Small Cap Value Fund currently offers one class of shares which is sold without any sales loads and distribution fees. Prior to February 28, 2015, the Fund offered Class I and Class R shares. On February 28, 2015, the Class R shares of the Fund were discontinued and all outstanding shares were converted into Class I shares. After the conversion, the Class I designation no longer applies to shares of the Fund. Class R shares were sold without any sales loads but subject to a distribution and/or service fee of up to 0.25% of the average daily net assets attributable to the Class R shares. Prior to July 31, 2014, the Fund also offered Class C shares. Class C shares were sold without any sales loads but subject to a distribution and/or service fee of up to 1.00% of the average daily net assets attributable to the Class C shares. On July 31, 2014, the Class C shares of the CM Advisors Small Cap Value Fund were discontinued and all outstanding shares were redeemed.

CM Advisors Fixed Income Fund currently offers one class of shares which is sold without any sales loads and distribution fees.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

Investment Valuation – The Funds’ portfolio securities are generally valued at their market values determined on the basis of available market quotations as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time). Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market. Options on securities and options on indexes listed on an exchange are valued at the mean of the closing bid and ask price on the exchange on which they are traded on the day of valuation. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculations) or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

Option contracts held by CM Advisors Fund are classified as Level 2 since they are valued using “other significant observable inputs” at a price of the mean of the closing bid and ask prices.

Corporate Bonds and U.S. Government Obligations held by CM Advisors Fixed Income Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the fair value of a particular security may fall into different levels of the fair value hierarchy.

In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

The following is a summary of the inputs used to value the Funds’ investments as of February 28, 2015 by security type:

CM Advisors Fund
	Level 1	Level 2		Level 3	Total
Common Stocks	$99,097,191	$—		$—	$99,097,191
Closed-End Funds	588,526	—		—	588,526
Exchange-Traded Funds	1,990,890	—		—	1,990,890
Warrants	—	0	*	—	0
Put Option Contracts	—	147,664		—	147,664
Money Market Funds	10,134,976	—		—	10,134,976
Total	$111,811,583	$147,664		$—	$111,959,247

CM Advisors Small Cap Value Fund
	Level 1	Level 2		Level 3	Total
Common Stocks	$50,127,660	$—		$—	$50,127,660
Exchange-Traded Funds	1,447,560	—		—	1,447,560
Warrants	—	0	*	—	0
Money Market Funds	2,539,788	—		—	2,539,788
Total	$54,115,008	$0		$—	$54,115,008

CM Advisors Fixed Income Fund
	Level 1	Level 2		Level 3	Total
Corporate Bonds	$—	$39,392,553		$—	$39,392,553
U.S. Government Obligations	—	71,650,499		—	71,650,499
Money Market Funds	8,245,842	—		—	8,245,842
Total	$8,245,842	$111,043,052		$—	$119,288,894

*	CM Advisors Fund and CM Advisors Small Cap Value Fund hold Warrants which have been fair valued at $0.

Refer to each Fund's Schedule of Investments for a listing of the securities by security type and sector or industry type. As of February 28, 2015, the Funds did not have any transfers into and out of any Level. The Funds did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of February 28, 2015. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

Share Valuation and Redemption Fees – The net asset value per share of each Fund is calculated on each business day by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of CM Advisors Fund and CM Advisors Small Cap Value Fund are subject to a redemption fee of 1% payable to the applicable Fund, if redeemed within 180 days of the date of purchase. No redemption fee, however, will be imposed on the exchange of shares of CM Advisors Fund or CM Advisors Small Cap Value Fund for shares of another Fund within the Trust. Shares of CM Advisors Fixed Income Fund are not subject to a redemption fee.

During the years ended February 28, 2015 and February 28, 2014, proceeds from redemption fees were as follows:

	Year Ended February 28, 2015	Year Ended February 28, 2014
CM Advisors Fund	$2,704	$796
CM Advisors Small Cap Value	$23,842	$63

Investment Transactions and Investment Income – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method. Gains and losses on securities sold are determined on a specific identification basis, which is the same basis used for federal income tax purposes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses – The Funds bear expenses incurred specifically on their behalf as well as a portion of general Trust expenses, which are allocated according to methods authorized by the Board of Trustees.

Dividends and Distributions – Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of each Fund. Distributions from capital gains, if any, are generally declared and distributed annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments of net short-term gains. Dividends and distributions are recorded on the ex-dividend date.

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended February 28, 2015 and February 28, 2014 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
CM Advisors Fund - Class I
February 28, 2015	$300,838	$—	$300,838
February 28, 2014	$—	$—	$—
CM Advisors Small Cap Value Fund - Class I
February 28, 2015	$—	$1,496,887	$1,496,887
February 28, 2014	$36,690	$560,965	$597,655
CM Advisors Small Cap Value Fund - Class C
February 28, 2015	$—	$—	$—
February 28, 2014	$392	$5,995	$6,387
CM Advisors Small Cap Value Fund - Class R
February 28, 2015	$—	$12,942	$12,942
February 28, 2014	$395	$6,040	$6,435
CM Advisors Fixed Income Fund
February 28, 2015	$1,603,075	$572,865	$2,175,940
February 28, 2014	$1,431,167	$40,832	$1,471,999

During the years ended February 28, 2015 and February 28, 2014, no distributions were paid to Class R shares by CM Advisors Fund.

On March 31, 2015, an ordinary income distribution of $0.0375 per share was declared for CM Advisors Fixed Income Fund. The distribution was paid on March 31, 2015 to Shareholders of record on March 30, 2015.

Option Transactions – CM Advisors Fund and CM Advisors Small Cap Value Fund may purchase and write (sell) put and call options on securities. By purchasing a put option on an individual stock, the Funds could hedge the risk of a general market decline. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transactions costs), the Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. By purchasing a call option on a stock index, the Funds would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, the Funds would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Federal Income Tax

It is each Fund’s intention to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 28, 2015:

	CM Advisors Fund	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
Tax cost of portfolio investments	$109,579,614	$53,478,874	$115,702,149
Gross unrealized appreciation	$17,654,722	$3,846,714	$3,796,976
Gross unrealized depreciation	(15,275,089)	(3,210,580)	(210,231)
Net unrealized appreciation	2,379,633	636,134	3,586,745
Undistributed ordinary income	—	—	257,104
Qualified late year losses	(467,269)	(236,523)	(26,473)
Capital loss carryforwards	(18,385,708)	—	—
Accumulated earnings (deficit)	$(16,473,344)	$399,611	$3,817,376

The difference between the federal income tax cost of portfolio investments and the financial statement cost for CM Advisors Fund and CM Advisors Small Cap Value Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales and holdings classified as passive foreign investment companies (PFICs).

For the year ended February 28, 2015, CM Advisors Fund and CM Advisors Small Cap Value Fund reclassified $817,441 and $122,259, respectively, of accumulated net investment losses against paid-in capital on the Statements of Assets and Liabilities. CM Advisors Small Cap Value Fund and CM Advisors Fixed Income Fund reclassified $119 and $553, respectively, of distributions in excess of net realized gains against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

differences between the financial statement and income tax reporting requirements, had no effect on the Funds’ net assets or net asset value per share and are due to the tax treatment of net investment losses.

Net qualified late year losses include Late Year Ordinary Losses (incurred after December 31, 2015 and within the taxable year) and Post-October Capital Loses (incurred after October 31, 2014 and within the taxable year), and are deemed to arise on the first day of the Funds’ next taxable year. For the year ended February 28, 2015, CM Advisors Fund and CM Advisors Small Cap Value Fund intend to defer to March 1, 2015 for federal tax purposes qualified late year losses as follows:

	Late Year Ordinary Losses	Post-October Capital Losses
CM Advisors Fund	$67,319	$399,950
CM Advisors Small Cap Value Fund	$—	$236,523
CM Advisors Fixed Income Fund	$—	$26,473

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after February 28, 2011 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, pre-enactment capital loss carryforwards are more likely to expire unused.

During the year ended February 28, 2015, CM Advisors Fund utilized $10,366,012 of pre-enactment short-term capital loss carryforwards to offset current year gains. As of February 28, 2015, CM Advisors Fund had $18,835,708 of pre-enactment short-term capital loss carryforwards which expire February 28, 2018.

The Funds recognize the benefits or expenses of uncertain tax positions only if the position is “more-likely-than-not” of being sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for the current and all open tax years (tax years ended February 28, 2012 through February 28, 2015) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

4. Investment Transactions

During the year ended February 28, 2015, cost of purchases and proceeds from sales of investment securities, other than short-term investments, options and U.S. government securities, were as follows:

	CM Advisors Fund	CM Advisors Small Cap Value Fund	CM Advisors Fixed Income Fund
Cost of purchases of investment securities	$60,552,675	$54,488,756	$1,247,598
Proceeds from sales of investment securities	$69,615,420	$11,967,385	$6,258,579

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

5. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Funds pay a monthly advisory fee to Van Den Berg Management I, Inc. (the “Advisor”) based upon the average daily net assets of each Fund and calculated at the annual rate of 1.00% for CM Advisors Fund and CM Advisors Small Cap Value Fund, and 0.50% for CM Advisors Fixed Income Fund. The Advisor has entered into agreements (the “Expense Limitation Agreements”) with each Fund under which it has agreed to waive its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 plan) to not more than 1.50% of the average daily net assets of CM Advisors Fund and CM Advisors Fixed Income Fund and not more than 1.25% of the average daily net assets of CM Advisors Small Cap Value Fund, each until July 1, 2016. There can be no assurance that the Expense Limitation Agreements will continue beyond July 1, 2016. Accordingly, during the year ended February 28, 2015, with respect to CM Advisors Fund, the Advisor reimbursed the Fund for $28,953 of Class R expenses. During the year ended February 28, 2015, with respect to CM Advisors Small Cap Value Fund, the Advisor waived advisory fees of $122,207 and reimbursed the Fund for $31,038 of Class I expenses, $21,195 of Class C expenses and $27,095 of Class R expenses. During the year ended February 28, 2015, there were no advisory fees waived or expenses reimbursed by the Advisor with resepect to CM Advisors Fixed Income Fund.

Certain Trustees and officers of the Trust are also officers of the Advisor.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC ("Ultimus") provides fund administration, fund accounting, and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for its services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of the Funds' shares and an affiliate of Ultimus.

DISTRIBUTION AGREEMENT

Pursuant to the terms of a Distribution Agreement with the Trust, the Distributor serves as the Funds’ principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor receives annual compensation from the Trust for such services, of which each Fund pays its proportionate share.

DISTRIBUTION PLAN

The Trust had adopted plans of distribution (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, which permitted Class R shares of CM Advisors Fund and Class C shares and Class R shares of CM Advisors Small Cap Value Fund to directly incur or reimburse the Funds’ principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plans was 0.25% of average daily net assets attributable to Class R shares and 1.00% of average daily net assets attributable to Class C shares. The Trust has not adopted a plan of distribution with respect to Class I shares of CM Advisors Fund or CM Advisors Small Cap Value Fund, or with respect to CM Advisors Fixed Income Fund.

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

During the year ended February 28, 2015, Class R shares of CM Advisors Fund incurred distribution expenses of $464, and Class C and Class R shares of CM Advisors Small Cap Value Fund incurred distribution expenses of $543 and $477, respectively.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Advisor or Ultimus receives from the Trust an annual retainer of $10,000, paid quarterly, a fee of $2,000 per Fund for attendance at each in-person meeting of the Board of Trustees and a fee of $500 per Fund for attendance at each telephonic meeting of the Board of Trustees. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at Board or committee meetings.

6. Derivatives Risk and Transactions

Investing in derivatives, including options, involves the risk of sustaining large and sudden losses. The use of derivatives by CM Advisors Fund and CM Advisors Small Cap Value Fund may reduce their returns and/or increase their volatility, and fluctuations in the value of a derivative may not correlate perfectly with the overall securities markets.

The locations in the Statements of Assets and Liabilities of the derivative positions of CM Advisors Fund and CM Advisors Small Cap Value Fund are as follows:

CM Advisors Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding February 28, 2015	Average Monthly Notional Amount During the Year Ended February 28, 2015
Equity index put options purchased	Investments in securities at value	$147,664	$—	$55,824,180	$45,497,750

CM Advisors Small Cap Value Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding February 28, 2015	Average Monthly Notional Amount During the Year Ended February 28, 2015
Equity index put options purchased	Investments in securities at value	$—	$—	$—	$1,642,875

There were no option contracts written by the Funds during the year ended February 28, 2015.

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

Transactions in derivative instruments for CM Advisors Fund and CM Advisors Small Cap Value Fund during the year ended February 28, 2015 are recorded in the following locations in the Statements of Operations and serve as indicator of the volume of trading activity during the year:

CM Advisors Fund

Type of Derivative	Location	Net Realized Gains	Location	Change in Unrealized Appreciation/ Depreciation
Equity index put options purchased	Net realized gains from option contracts	$286,545	Net change in unrealized appreciation/depreciation on option contracts	$(895,196)

CM Advisors Small Cap Value Fund

Type of Derivative	Location	Net Realized Losses	Location	Change in Unrealized Appreciation/ Depreciation
Equity index put options purchased	Net realized losses from option contracts	$(46,654)	Net change in unrealized appreciation/depreciation on option contracts	$—

CM Advisors Fixed Income Fund did not hold any derivative instruments as of or during the year ended February 28, 2015.

7. Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets for CM Advisors Fund and CM Advisors Small Cap Value Fund are the result of the following capital share transactions for the years shown:

	Year Ended February 28, 2015	Year Ended February 28, 2014
CM Advisors Fund - Class I
Shares sold	756,547	1,171,982
Shares reinvested	20,389	—
Shares redeemed	(1,419,866)	(1,779,274)
Net decrease in shares outstanding	(642,930)	(607,292)
Shares outstanding, beginning of year	9,991,406	10,598,698
Shares outstanding, end of year	9,348,476	9,991,406

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

	Year Ended February 28, 2015	Year Ended February 28, 2014
CM Advisors Fund - Class R
Shares sold	2,098	3,314
Shares redeemed	(16,422)	(2,069)
Net increase (decrease) in shares outstanding	(14,324)	1,245
Shares outstanding, beginning of year	14,324	13,079
Shares outstanding, end of year	—	14,324

CM Advisors Small Cap Value Fund - Class I
Shares sold	4,349,841	42,656
Shares reinvested	123,907	47,927
Shares redeemed	(306,850)	(85,375)
Net increase in shares outstanding	4,166,898	5,208
Shares outstanding, beginning of year	991,767	986,559
Shares outstanding, end of year	5,158,665	991,767

CM Advisors Small Cap Value Fund - Class C
Shares reinvested	—	520
Shares redeemed	(10,541)	—
Net increase (decrease) in shares outstanding	(10,541)	520
Shares outstanding, beginning of year	10,541	10,021
Shares outstanding, end of year	—	10,541

CM Advisors Small Cap Value Fund - Class R
Shares sold	11,231	1,359
Shares reinvested	1,213	517
Shares redeemed	(23,852)	(22,014)
Net decrease in shares outstanding	(11,408)	(20,138)
Shares outstanding, beginning of year	11,408	31,546
Shares outstanding, end of year	—	11,408

8. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, a particular set of circumstances may affect this sector or certain companies within the sector, while having little or no impact on other sectors or other companies within the sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolios will be adversely affected. As of February 28, 2015, CM Advisors Small Cap Value Fund had 28.4% of the value of its net assets invested in stocks within the Energy sector.

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

9. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

10. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of the financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CM Advisors Family of Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of CM Advisors Fund,
CM Advisors Small Cap Value Fund and
CM Advisors Fixed Income Fund and the
Board of Trustees of CM Advisors Family of Funds

We have audited the accompanying statements of assets and liabilities of CM Advisors Fund, CM Advisors Small Cap Value Fund and CM Advisors Fixed Income Fund (the “Funds”), each a series of shares of beneficial interest in CM Advisors Family of Funds, including the schedules of investments, as of February 28, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CM Advisors Fund, CM Advisors Small Cap Value Fund and CM Advisors Fixed Income Fund as of February 28, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years and periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
 April 29, 2015

CM Advisors Family of Funds
About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. Ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (September 1, 2014) and held until the end of the period (February 28, 2015).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the ongoing costs that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not impose any sales loads. However, a redemption fee of 1% is charged on the sale of shares of CM Advisors Fund and CM Advisors Small Cap Value Fund within 180 days of the date of their purchase.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

CM Advisors Family of Funds
About Your Funds’ Expenses (Unaudited) (Continued)

	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Net Expense Ratio(a)	Expenses Paid During Period(b)
CM Advisors Fund
Actual	$1,000.00	$862.20	1.32%	$6.09
Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.25	1.32%	$6.61

CM Advisors Small Cap Value Fund
Actual	$1,000.00	$857.20	1.25%	$5.76
Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.60	1.25%	$6.26

CM Advisors Fixed Income Fund
Actual	$1,000.00	$1,002.40	0.77%	$3.82
Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.98	0.77%	$3.86

(a)	Annualized, based on the Fund's most recent one-half year expenses.
(b)	Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CM Advisors Family of Funds
Other Information (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-888-859-5856. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions made by the Funds during the year ended February 28, 2015. Certain dividends paid by the Funds may be subject to a maximum rate of 23.8%. CM Advisors Fund intends to designate up to a maximum amount of its ordinary income dividends of $300,838 as Qualified Dividend Income, which may be taxed at the maximum rate of 23.8%. CM Advisors Small Cap Value Fund intends to designate up to a maximum amount of its long-term capital gain distributions of $1,509,829 as taxed at the maximum rate of 23.8%. CM Advisors Fixed Income Fund intends to designate up to a maximum amount of its long-term capital gain distributions of $572,865 and ordinary income dividends of $1,603,075 as taxed at the maximum rate of 23.8%. As required by federal regulations, complete information was computed and reported in conjunction with your 2014 Form 1099-DIV.

CM Advisors Family of Funds
Information about Trustees and Executive Officers (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust is set forth on the following pages. Generally, each Trustee serves an indefinite term or until his resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The officers are elected for annual terms. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds’ toll-free at 1-888-859-5856.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies Held During Past 5 Years
Independent Trustees
Brian R. Bruce 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1955	Trustee	Since 5/2003	Mr. Bruce has been Chief Executive Officer of Hillcrest Asset Management, LLC, an institutional asset manager, since September 2007 and was a professor at Southern Methodist University from September 2006 to August 2011.	3	From 2007-2013, Mr. Bruce served as an independent trustee of six series of the Dreman Contrarian Funds, a registered management investment company.
Mark F. Ivan 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1956	Trustee	Since 5/2003	Mr. Ivan has been the President of Ivan Capital Management, Inc. since June 1996.	3	None
Richard M. Lewis 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1959	Trustee	Since 5/2003	Mr. Lewis has been the Chief Financial Officer of Worldcall, Inc., a voice over internet protocol telecom company, since May 2004 and Chief Financial Officer of USFon Inc., a non-profit telecommunication and information services company, since July 2012.	3	None
A. Zorel Paritzky, M.D. 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1942	Trustee	Since 5/2003	Dr. Paritzky was a physician with Cardiac Associates Medical Group, Inc. from 1974 to 2006. He retired from active clinical practice in December 2006.	3	None
William R. Reichenstein, Ph.D. 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1952	Trustee	Since 5/2003	Dr. Reichenstein has been a professor at Baylor University since 1990. He is currently the professor of Finance and the Pat and Thomas R. Powers Chair in Investment Management – Finance, Insurance and Real Estate.	3	Dr. Reichenstein serves as an independent trustee of five series of the Epiphany Funds, a registered management investment company.

CM Advisors Family of Funds
Information about Trustees and Executive Officers (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies Held During Past 5 Years
Interested Trustees* and Officers
Arnold Van Den Berg** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1939	Trustee, Chairman, President	Since 11/2002	Mr. Van Den Berg is the founder, Chief Executive Officer, Co-Chief Investment Officer and Chairman of the Board of the Advisor and a member of the Advisor’s investment committee. Previously, he served as President of the Advisor until 2011. He has been a portfolio manager for the Advisor since 1974.	3	None
James D. Brilliant** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1966	Trustee, Treasurer	Since 5/2003	Mr. Brilliant is Co-Chief Investment Officer, Chief Financial Officer and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. Previously, he served as Vice President and Senior Research Analyst of the Advisor until 2011. He has been with the Advisor since 1986 and is a Chartered Financial Analyst (CFA).	3	None
Scott Van Den Berg** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1967	Trustee, Secretary	Since 5/2003	Mr. Van Den Berg is President and Chief Operating Officer of the Advisor and a member of the Advisor’s investment committee. Previously, he served as Vice President and Director of Client Services of the Advisor until 2011. He has been with the firm since 1992 and is a Certified Financial Planner (CFP) and a Chartered Retirement Plan Specialist (CRPS).	3	None
Aaron S. Buckholtz 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1963	Trustee	Since 5/2003	Mr. Buckholtz is Vice President, Senior Trader and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. He has been with the firm since 1990 and is a Chartered Financial Analyst (CFA).	3	None
Sean M. Golliher 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1969	Chief Compliance Officer	Since 1/2012	Mr. Golliher is Chief Compliance Officer, Accounting and Reporting Team Manager of the Advisor. He has has been with the firm since 2002.	3	None

*	Each of the Interested Trustees is an Interested Trustee because he is an officer and employee of the Advisor.
**	Arnold Van Den Berg and Scott Van Den Berg are related as father and son, respectively. James Brilliant is the son-in-law of Arnold Van Den Berg and the brother-in-law of Scott Van Den Berg.

CM Advisors Family of Funds
Approval of Investment Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the continuance of the Investment Advisory Agreements with the Advisor for the CM Advisors Fund (the “Advisors Fund”), the CM Advisors Fixed Income Fund (the “Fixed Income Fund”) and the CM Advisors Small Cap Value Fund (the “Small Cap Value Fund”) for an additional annual term. Approval took place at an in-person meeting held on February 4, 2015, at which a majority of the Trustees, including a majority of the Independent Trustees, were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel.

In considering the Investment Advisory Agreements for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that it determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Advisor. In this regard, the Board reviewed the services being provided by the Advisor to the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund including, without limitation, its investment advisory services since each Fund’s inception, its coordination of services for the Funds among the Funds’ service providers, its compliance procedures and practices, and its efforts to promote the Funds and assist in their distribution. The Board also noted that the Trust’s president, secretary, treasurer, chief compliance officer, principal executive officer, and principal financial officer are employees of the Advisor, and serve the Trust without additional compensation from the Advisors Fund, the Fixed Income Fund or the Small Cap Value Fund. After reviewing the foregoing information and further information concerning the Advisor’s business, the Board concluded that the quality, extent, and nature of the services provided by the Advisor are satisfactory and adequate for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund.

The investment performance of the Advisors Fund, the Fixed Income Fund, the Small Cap Value Fund and the Advisor. In this regard, the Board compared the performance of each of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund with the performance of its respective benchmark index, comparable funds managed by other advisors and comparable peer group indices. The Board noted that although the performance of Advisors Fund and Small Cap Value Fund significantly lagged their benchmarks for the calendar year ended December 31, 2014 and lagged their benchmarks since inception, the Advisor had satisfactorily explained the reasons for the underperformance, including the impact of each Fund’s sector allocations and relatively heavy weightings in cash and cash equivalents. As for the Fixed Income Fund, the Board noted that, although the performance of the Fund lagged its benchmark for the calendar year ended December 31, 2014, the Fund had outperformed its benchmark since inception as of December 31, 2014. The Board also considered the consistency of the Advisor’s management of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund with each Fund’s investment objective and policies. The Board also considered the changes in internal processes that had been made by the Advisor in response to the underperformance of the Funds, including modifications to the Advisor’s investment decision-making process. Furthermore, the Board noted that, while the Funds had underperformed their respective benchmarks during the most recent periods, the Advisor had followed a reasoned, logical processes in selecting investments for the

CM Advisors Family of Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

Funds and presented a solid analysis to back-up the positions that had been taken and the Advisor’s belief that such positions continued to have strong upside potential in the longer term. Following discussion of the short- and long-term investment performance of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund and each Fund’s Morningstar ratings, the Advisor’s experience in managing each Fund and separate accounts, the Advisor’s good historical investment performance and other factors, the Board concluded that the investment performance of the Advisors Fund, the Fixed Income Fund, the Small Cap Value Fund and the Advisor has been acceptable.

The costs of the services provided and profits realized by the Advisor from its relationship with the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund. In this regard, the Board considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund by the Advisor and by the principals of the Advisor; the asset levels of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the Advisor’s previous payment of startup costs for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the overall expenses of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; and the differences in fees and services provided to the Advisor’s other clients that may be similar to the Advisors Fund, the Fixed Income Fund or the Small Cap Value Fund. The Board considered the Expense Limitation Agreements of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund with the Advisor, and considered the Advisor’s current and past fee waivers and expense reimbursements with respect to the Advisors Fund and the Small Cap Value Fund and the past fee waivers and expense reimbursements with respect to the Fixed Income Fund under the Expense Limitation Agreements. The Board further took into account that the Advisor has represented that it intends to continue the Expense Limitation Agreements for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund until at least July 1, 2016.

The Board also considered potential benefits to the Advisor in managing the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund, including promotion of the Advisor’s name, the ability of the Advisor to place small accounts into each Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor’s clients other than the Funds. The Board compared the fees and expenses of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund (including each Fund’s management fee) to a peer group of other funds comparable to each Fund in terms of the type of fund, the style of investment management, the size of the fund and the nature of the investment strategy and markets invested in, among other factors. The Board noted that, while the management fee and net expense ratio of the Advisors Fund is higher than the median and average of its peer group, the Fund was smaller in size than its peer group average and median. The Board noted that although the Small Cap Value Fund’s management fee is higher than the median and average of its peer group, the net expense ratio is lower than the median and average of the peer group. The Board noted that although the Fixed Income Fund’s management fee is higher than the median and average of its peer group, the net expense ratio of the Fixed Income Fund is less than the median and average of the peer group. Following these comparisons and upon further review and consideration of the foregoing, the Board concluded that the management fees paid to the Advisor by the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund are each fair and reasonable.

CM Advisors Family of Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

The extent to which economies of scale would be realized as the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund grow and whether management fee levels reflect these economies of scale for the benefit of each Fund’s investors. In this regard, the Board considered that the fee arrangements of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund with the Advisor each involve both a management fee and an Expense Limitation Agreement. In connection with the Advisors Fund, the Board determined that, while the management fee remained the same at all asset levels, the Fund has experienced benefits from the Expense Limitation Agreement and from voluntary fee waivers by the Advisor and the reduction in the Fund’s advisory fee that became effective February 1, 2012. In addition, the Board noted that the Advisors Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. As to the Fixed Income Fund, the Board determined that, although the Fund’s assets have grown to a level where the Advisor is receiving its full fee, the Fixed Income Fund has experienced benefits from the Expense Limitation Agreement in prior years. The Board noted that, while the management fee would remain the same at all asset levels, the Fixed Income Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. In connection with the Small Cap Value Fund, the Board determined that, while the management fee remained the same at all asset levels, the Fund has experienced benefits from the Expense Limitation Agreement. In addition, the Board noted that the Small Cap Value Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. Following further consideration of the asset levels of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund and expectations for growth and levels of fees, the Board determined that each Fund’s fee arrangements with the Advisor continues to provide benefits through the Expense Limitation Agreements and that, at the Funds’ current and projected asset levels for the next year, each Fund’s arrangements with the Advisor is fair and reasonable.

The Advisor’s practices regarding brokerage and portfolio transactions. In this regard, the Board considered the Advisor’s standards, and performance in utilizing those standards, to seek best execution for Fund portfolio transactions, including the use of alternative markets (e.g., direct purchases from issuers or underwriters or, as to equity securities, “third market” for listed securities and principal market makers for over-the counter securities). The Board noted that the fixed income portfolio transactions of the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund are normally principal transactions executed in over-the-counter markets on a “net” basis. The Board also considered the historical portfolio turnover rates for the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical or other services (“soft dollars”). After further review and consideration, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions are satisfactory.

CM Advisors Family of Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Advisors Fund, the Fixed Income Fund and the Small Cap Value Fund; the basis of decisions to buy or sell securities for the Funds and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further review and consideration, the Board found the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

Conclusion
After full consideration of the above factors as well as other factors, the Board unanimously concluded that continuance of the Investment Advisory Agreements was in the best interests of the Advisors Fund, the Fixed Income Fund, the Small Cap Value Fund and their shareholders.

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CM Advisors Fund
CM Advisors Small Cap Value Fund and
CM Advisors Fixed Income Fund
are each a series of
 CM Advisors Family of Funds

_______________________

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707	Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors) 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746

Toll-Free Telephone:	Toll-Free Telephone:
1-888-859-5856	1-888-859-5856

World Wide Web @:
www.cmadvisorsfunds.com

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. No investment strategy works all the time, and past performance is not necessarily indicative of future performance.

The performance information quoted in this report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 1% of the amount redeemed is imposed on redemptions of Fund shares for CM Advisors Fund and CM Advisors Small Cap Value Fund occurring within 180 days following the purchase of such shares.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.cmadvisorsfunds.com or by calling Shareholder Services at 1-888-859-5856. The prospectus should be read carefully before investing.

For More Information on your CM Advisors Family of Funds:

See Our Web site @ www.cmadvisorsfunds.com or

Call Our Shareholder Services Group Toll-Free at 1-888-859-5856

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Richard M. Lewis. Mr. Lewis is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $42,000 and $40,500 with respect to the registrant’s fiscal years ended February 28, 2015 and February 28, 2014, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 and $6,000 with respect to the registrant’s fiscal years ended February 28, 2015 and February 28, 2014, respectively. The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Aggregate non-audit fees of $6,000 and $6,000 were billed by the registrant’s accountant for services rendered to the registrant with respect to the fiscal years ended February 28, 2015 and February 28, 2014, respectively. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CM Advisors Family of Funds

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President

Date	May 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President

Date	May 4, 2015

By (Signature and Title)*		/s/ James D. Brilliant
James D. Brilliant, Treasurer

Date	May 4, 2015

* Print the name and title of each signing officer under his or her signature.